UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 4, 2010

BALLY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-4281	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada (Address of principal executive offices)	89119 (Zip Code)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Conditions.

On April 5, 2010, Bally Technologies, Inc. (the “Company”), issued a press release (the “Release”) restating guidance for the fiscal year ending June 30, 2010.  A copy of the Release is attached hereto as Exhibit 99.1.  The Company also held a conference call discussing the matters addressed in the Release.  A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 4, 2010, Bally Technologies, Inc. amended the advanced notice provisions in its bylaws. The amendment provides shareholders with a longer window to submit director nominations and other proposals to be considered at a meeting in accordance with RiskMetrics Group’s recommendations.  Under the prior provision, subject to customary exceptions, shareholder nominations and proposals were required to be submitted not less than 60 and not more than 90 days prior to the applicable meeting.  As amended, subject to customary exceptions, shareholder nominations and proposals must be submitted not less than 60 and not more than 120 days prior to the applicable meeting.

The Board of Directors also approved other amendments to the advanced notice provision in light of recent developments related to licensing in the gaming industry in general.  As amended, the provision requires that a shareholder submitting a director nomination provide all information regarding the nominee required for such nominee to obtain all necessary gaming licenses.  The Board determined that it was in the best interests of the Company and its shareholders to implement a policy to obtain all necessary information with respect to a director candidate, whether nominated by the Board or by a shareholder, prior to such nominee being submitted to the shareholders for a vote. In addition, the amendment requires a shareholder submitting a nomination or other business to be considered at a meeting to provide more detailed information as to such shareholder’s positions in the Company’s securities.

The foregoing summary is subject to the complete text of the bylaw amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1, and is qualified in its entirety by reference thereto.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

3.1	Amendment to Bylaws.

99.1	Press release issued by the Company, dated April 5, 2010.

99.2	BYI-Transcript-2010-04-05 — Business Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Mark Lerner
Mark Lerner
Senior Vice President, General Counsel and Secretary

Dated: April 8, 2010